UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 29, 2004

DIGITAL INSIGHT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27459	77-0493142
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

26025 Mureau Road, Calabasas, California 91302

(Address of principal executive offices, including zip code)

(818) 871-0000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM	7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits.

99.1	Press Release dated January 29, 2004 containing financial information for Digital Insight for the quarter and year ended December 31, 2003 and forward-looking statements relating to Digital Insight’s anticipated performance for the three-month period ending March 31, 2004 and for fiscal year 2004.

ITEM	12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 29, 2004, we announced our financial results for the quarter and year ended December 31, 2003. A copy of our press release announcing these financial results and certain other information is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The attached press release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles, or GAAP. To supplement our consolidated financial statements presented in accordance with GAAP, Digital Insight uses non-GAAP, or pro forma, measures of net income and earnings per share and its effective tax rate, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance the investors’ overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of our core operating results. We believe these financial measures are useful to investors in understanding certain non-GAAP information used by management in its financial and operational decision-making. In addition, because we have historically reported certain non-GAAP results to investors, we believe the inclusion of non-GAAP numbers provides consistency in our financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, and are not a substitute for, or superior to, GAAP results. Consistent with our historical practice, the non-GAAP measures included in the attached press release have been reconciled to the nearest GAAP measure.

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As used herein and in the press release, “GAAP” refers to accounting principles generally accepted in the United States. As stated in our press release, our non-GAAP pro forma results exclude the following non-cash or non-recurring charges and benefits:

•	Non-cash charges related to amortization of intangible assets;

•	Non-cash charges related to stock-based compensation;

•	Merger-related charges;

•	Restructuring-related charges;

•	Impairment charges;

•	The cumulative effect of change in accounting methods; and

•	Income benefit from the release of valuation allowances.

The attached press release also contains forward-looking statements relating to Digital Insight’s anticipated performance for the three-month period ending March 31, 2004 and for fiscal year 2004. A more thorough discussion of certain factors that may affect Digital Insight’s operating results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Digital Insight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and Quarterly Reports on Form 10-Q. Additional information will be included under those captions in Digital Insight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, which will be filed with the SEC in the first quarter of 2004. Digital Insight assumes no obligation and does not intend to update any such forward-looking statements.

The information contained in this Item 12 is being furnished pursuant to the Securities Exchange Act of 1934, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2004	DIGITAL INSIGHT CORPORATION

	By:	/s/ Elizabeth S.C.S. Murray
Elizabeth S.C.S Murray
Executive Vice President and
Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated January 29, 2004 containing financial information for Digital Insight for the quarter and year ended December 31, 2003 and forward-looking statements relating to Digital Insight’s anticipated performance for the three-month period ending March 31, 2004 and for fiscal year 2004.

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